UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2025

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 722-6257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On July 11, 2025, Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) held its annual meeting of stockholders, virtually via webcast. At the annual meeting, the Company’s stockholders voted in person or by proxy on the following proposals;
(1) To elect five directors to hold office for one-year terms expiring in 2026,
(2) To ratify the appointment of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
(3) To approve three proposals to amend the Company's charter:
A.Eliminate certain provisions of the charter that had previously been required by state securities administrators in connection with the Company’s initial public offering or that relate to such required provisions.
B.Add language to specify that the charter provision regarding the requirements of tender offers will only apply until the Company lists its shares on a national securities exchange.
C.Add a provision that enables the Company to declare and pay a dividend of one class of its stock to the holders of shares of another class of stock.
(4) To permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals to amend the charter if there are not sufficient votes for the proposals.

Proposal No. 1: Election of Directors
All of the director nominees were elected. The number of votes for, against, abstentions and broker non-votes were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Keith D. Hall	26,859,775	1,593,604	872,795	20,102,525
Peter McMillan III	26,826,962	1,638,711	860,501	20,102,525
William M. Petak	26,892,177	1,566,963	867,034	20,102,525
Laurent Degryse	26,879,003	1,578,568	868,603	20,102,525
Kenneth G. Yee	26,905,746	1,572,788	847,640	20,102,525
The voting was closed on Proposal No. 1.

Proposal No. 2: The ratification of the appointment of E&Y
The appointment of E&Y was ratified. The results of the vote on the ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for the year ending December 31, 2025 were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ratification of E&Y Appointment	51,861,604	633,913	338,145	N/A
The voting was closed on Proposal No. 2.

Proposal No. 3: Approval of amendments to the Company's charter
Because each of Proposal Nos. 3.A, 3.B and 3.C to amend the Company’s charter required the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock entitled to vote thereon in order to pass, and sufficient votes to meet this threshold were not received, each of Proposal Nos. 3.A, 3.B and 3.C to amend the Company’s charter did not pass. The Company elected not to adjourn the meeting to a later date to solicit additional votes in favor of Proposal Nos. 3.A, 3.B and 3.C, although Proposal No. 4 was passed. The results of the vote were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Proposal 3.A	30,125,280	1,575,072	1,030,785	20,102,525
Proposal 3.B	30,335,685	1,381,794	1,013,658	20,102,525
Proposal 3.C	29,429,902	2,220,034	1,081,201	20,102,525
The voting was closed on Proposal Nos. 3.A, 3.B and 3.C.

Proposal No. 4: Approval for the chairman to adjourn the annual meeting
The proposal to permit the chairman of the annual meeting to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals to amend the Company’s charter if there are not sufficient votes for the proposals was passed. The results of the vote were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Permission to Adjourn Meeting	50,324,845	1,679,717	829,100	N/A
The voting was closed on Proposal No. 4.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: July 11, 2025	BY:	/S/ PETER MCMILLAN III
Peter McMillan III
Chairman of the Board, President and Director
(principal financial officer)